UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2007

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

              Federal                    000-50962             59-3764686
              --------                   ---------             ----------
    (State or Other Jurisdiction        (Commission         (I.R.S. Employer
         of Incorporation)              File Number)       Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On December 7, 2007, the Board of Directors of Atlantic Coast Federal Corporation (the "Company") terminated the Company's second-step conversion and offering. Subscriptions received to date were not sufficient to reach the minimum of the offering range and will be returned with interest, as provided in the prospectus dated October 12, 2007, to the subscribers of Atlantic Coast Financial Corporation common stock.

      A copy of the press release dated December 12, 2007, is filed as Exhibit
99.1 hereto.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

      99.1  Press release dated December 12, 2007.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ATLANTIC COAST FEDERAL CORPORATION


Date:  December 12, 2007      By:  /s/   Robert J. Larison, Jr.
                                   ---------------------------------------------
                                         Robert J. Larison, Jr.
                                         President and Chief Executive Officer
                                         (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit(s)
------       -------------------------

 99.1        Press release dated December 12, 2007.